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                                                                   Exhibit 10.71

ASSUMPTION AGREEMENT
3/27/99
This instrument was prepared by and      |
after recordation should be returned to: |
                                         |
Aid Association for Lutherans            |
4321 North Ballard Road                  |
Appleton, WI  54919                      |
Attn:  Law Department                    |
                                         |
                                         |
__________________________________________SPACE ABOVE THIS LINE FOR
                                          RECORDER'S USE


                              ASSUMPTION AGREEMENT

This ASSUMPTION AGREEMENT ("Assumption") is made as of the 1st day of August, 1998 by and among WEBERSTOWN SHOPPING CENTER, A CALIFORNIA LIMITED PARTNERSHIP, AND CENTER PROPERTIES, A HAWAII JOINT VENTURE (collectively, the "Assignor"), WEBERSTOWN MALL LLC, A DELAWARE LIMITED LIABILITY COMPANY ("Assignee"), and AID ASSOCIATION FOR LUTHERANS, A WISCONSIN CORPORATION ("Lender").

                R E C I T A L SE C I T A L SC I T A L SI T A L S

A. Assignor and Lender have entered into that certain loan agreement pursuant to which Lender agreed to loan to Assignor the principal sum of Thirteen Million One Hundred Thousand and No/100 Dollars ($13,100,000.00) (the "Loan"). The Loan is evidenced by that certain Secured Promissory Note dated October 13, 1994, executed by Assignor in favor of Lender (the "Note"), and is secured by, among other things, that certain Deed of Trust, Financing Statement, Fixture Filing and Security Agreement (With Assignment of Rents) dated as of October 13, 1994, executed by Assignor in favor of Lender, and recorded on October 19, 1994, in the San Joaquin County Recorder's Office as Instrument No. 94115527, as amended by that certain Amendment to Deed of Trust and Documents of Record dated August 7, 1996 and recorded on August 8, 1996, in the San Joaquin County Recorder's Office as Instrument No. 96081976 (collectively, the "Deed of Trust"). The Deed of Trust encumbers certain real property owned by Assignor located at 4950 Pacific Avenue, City of Stockton, California, as more particularly described in EXHIBIT A attached hereto and incorporated herein by this reference (the "Property").

B. The Loan also is secured by that certain Assignment of Rents and Leases, dated as of October 13, 1994, from Assignor, as assignor, in favor of Lender, as assignee, which was recorded on October 19, 1994, in the San Joaquin County Recorder's Office as Instrument No. 94115528 (the "Assignment of Rents"), pursuant to which Assignor assigned to Lender all of Assignor's rights, interests and privileges under the Leases (as

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         defined in the Assignment of Rents).

C. Assignor, as debtor, executed that certain UCC-1 Financing Statement dated October 13, 1994 in favor of Lender, as secured party, which was filed with the California Secretary of State's Office on November 15, 1994 as Instrument No. 9433661459 (the "Financing Statement"), covering, among other things, all right, title and interest of Assignor in and to all tangible personal property owned by Assignor located on or at the Property and all tangible and intangible personal property and General Intangibles (as defined in the Financing Statement) owned or acquired by Assignor and relating to, generated from, arising out of, or incidental to, the ownership, development or operation of the Property or the improvements thereon.

D. Assignor also executed and delivered to Lender that certain letter waiving any rights Assignor may have under California Civil Code
         Section 2954.10 (the "Waiver Letter").

E. The Note, Deed of Trust, Assignment of Rents, Financing Statement, Waiver Letter and all other documents executed by Assignor and/or Lender in connection with the Loan are incorporated herein by this reference and shall be referred to hereafter collectively as the "Loan Documents".

F. Concurrently with the execution of the Loan Documents, Frederick M. Nicholas, as indemnitor, and Lender, as indemnitee, entered into that certain Environmental Indemnity Agreement dated October 13, 1994 (the "Indemnity Agreement"), pursuant to which, among other things, indemnitor made certain representations, warranties, covenants and indemnifications in favor of Lender relating to, among other things, the environmental condition of the Property. The Indemnity Agreement is incorporated herein by this reference.

G. Assignor and Assignee have executed that certain Contribution Agreement dated June 16, 1998 (the "Contribution Agreement") pursuant to which Assignor agrees to assign to Assignee the Property.

H. As a condition of Assignor transferring its interest in the Property to Assignee pursuant to the Contribution Agreement, Assignee has agreed to assume, perform and otherwise be bound by all of the terms, covenants, conditions and obligations imposed upon Assignor under the Loan Documents and under the Indemnity Agreement; provided, however, that Assignor shall continue to be fully liable to Lender for all obligations of Assignor under the Loan Documents and of indemnitor under the Indemnity Agreement notwithstanding the assignment made herein.

I. Lender is willing to consent to an assumption of the Loan Documents by Assignee on the terms and conditions described herein; provided, however, that Lender shall not be deemed to have released Assignor from any of its liability to Lender under the Loan Documents in any way due to this Assumption.

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NOW, THEREFORE, in consideration of the foregoing Recitals, which Recitals are incorporated herein by this reference, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. ASSIGNMENT OF INTEREST. Assignor hereby grants, bargains, sells, conveys, transfers and assigns to Assignee, effective as of the date hereof, all of its right, title and interest under the Loan Documents. Notwithstanding the foregoing, Assignor shall not be released from any liability of Assignor to Lender under the Loan Documents or of indemnitor under the Indemnity Agreement in any way due to this Assumption and Lender may proceed directly against either Assignor or Assignee for any obligations relating to the Loan Documents and against Assignor under the Indemnity Agreement as if this assignment had not occurred. Lender and Assignor agree that Assignor's liability to Lender under the Loan Documents or under the Indemnity Agreement shall not be diminished in any way due to Lender's acceptance of Assignee's performance under, or compliance with, the Loan Documents and the Environmental Indemnity Agreement referred to in Section 3(a). Assignor's liability to Lender under the Loan Documents shall be joint and several with Assignee and shall not be that of a surety of Assignee's obligations, except to the extent, if any, that such may be required by law.

2. ASSIGNMENT OF OBLIGATIONS. Assignee hereby accepts such grant, transfer and assignment and assumes and agrees to perform and be bound by all of the terms, covenants, conditions and obligations of Assignor under the Loan Documents.

3. CONSENT OF LENDER. Lender hereby consents to this Assumption provided, that, on or before the closing of the purchase and sale of the Property, as contemplated in the Contribution Agreement, the following terms have been met:

         (a) Assignee has duly executed and delivered to Lender an Environmental Indemnity Agreement, an Authorization Agreement for Preauthorized Payments, a California UCC-2 Amendment to Financing Statement, or a new Financing Statement, if necessary, a Form W-9, and a Certification of Non-Foreign Status, all in a form acceptable to Lender;

         (b) Lender has been provided by Assignee at Assignee's expense such endorsements to the ALTA Lender's Policy of Title Insurance issued to Lender on October 19, 1994 by Stewart Title Guaranty Company (Policy No. CL-1530-206138/Order No. 36761) as may be requested by Lender (including, without limitation, a modified form of CLTA Endorsement No. 111.4), or a new policy if such endorsements are not available, to assure the continued priority of the lien of the Deed of Trust and to reflect the new owner of the Property;

         (c) Assignee has procured the insurance policies required to be maintained by Trustor pursuant to the Deed of Trust, which insurance shall be approved by Lender in its sole discretion as to amount, form, deductibles and insurer;

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         (d)      Assignee and Assignor have delivered to Lender such other
                  documents and items as Lender may request in Lender's sole discretion to assure Assignor's continuing liability under the Loan Documents and the Indemnity Agreement, Assignee's assumption of the obligations of Assignor under the Loan Documents and the Indemnity Agreement, and Lender's continued priority of its security interest granted pursuant to the Loan Documents;

         (e) The delivery to Lender of (i) a copy of the resolution or resolutions of the members of Assignee, satisfactory to Lender in its sole and absolute discretion and certified by the members of Assignee as being in full force and effect, authorizing the borrowing provided for herein and the execution, delivery and performance of this Assumption and any other instrument or agreement required hereunder and attaching certified copies of Assignee's Operating Agreement; (ii) a certificate, signed by the members of Assignee, as to the incumbency, and containing the specimen signature or signatures, of the person or persons authorized to execute and deliver this Assumption and any other instrument or agreement required hereunder on behalf of Assignee; and (iii) a copy of Assignee's Certificate of Good Standing issued by the State of California; and

         (f) The representations and warranties set forth herein and in the Loan Documents shall be true, correct and complete.

4. WAIVER OF RIGHTS. Assignor and Assignee waive any rights, if any, to assert any defenses, rights or protections that either may have, if any, under California Code of Civil Procedure Sections 726, 580a, 580b or 580d.

5. COSTS AND FEES. Assignee agrees to pay to Lender before closing Five Thousand and No/100 Dollars ($5,000.00) as a processing fee for this transaction and to pay all transfer taxes, recording fees and the fees and costs of special counsel of Lender. Assignee shall pay any fees and costs of the broker or other similar party for services rendered in this transaction.

6. ASSIGNOR'S INDEMNIFICATION. Assignor hereby agrees to indemnify, defend and hold each of Assignee and Lender harmless from all claims, liabilities, damages, losses, demands, judgments, costs or expenses (including actual attorneys' fees and costs) made against or suffered by Assignee or Lender, as the case may be, which relate to any obligations of Assignor accruing, to be performed or arising out of events occurring prior to the date hereof in respect of the Loan Documents or the Property.

7. ASSIGNEE'S INDEMNIFICATION. Assignee hereby agrees to indemnify, defend and hold each of Assignor and Lender harmless from all claims, liabilities, damages, losses, demands, judgments, costs or expenses (including actual attorneys' fees and costs) made against or suffered by Assignor or Lender, as the case may be, which relate to any obligations of Assignee, arising out of events occurring on or after the date hereof in respect of the Loan Documents or the Property.

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8.       ASSIGNOR'S REPRESENTATIONS. Assignor represents and warrants to and for the benefit of Assignee and Lender that as of the date hereof:

         (a) The execution, delivery and performance of this Assumption has been duly authorized by the governing authorities of Assignee and Assignor and no other action of Assignee, Assignor or any other party is requisite to the execution, delivery and performance of this Assumption;

         (b) The Loan Documents and Indemnity Agreement are in full force and effect;

         (c) Neither the Loan Documents nor the Indemnity Agreement have been amended, modified, supplemented or assigned except as set forth herein;

         (d) There are no defaults nor any events which, with the passage of time or notice, shall constitute a default by Assignor under the Loan Document nor any breach of any obligation of Assignor under the Indemnity Agreement;

         (e) Assignor has no defense as to any of its obligations under the Loan Documents or the Indemnity Agreement; and

         (f) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true, correct and complete as of the date hereof.

9. ASSIGNEE'S REPRESENTATIONS. Assignee represents and warrants to and for the benefit of Assignor and Lender that:

         (a) Assignee has delivered to Lender a true, correct and complete copy of its Operating Agreement. The Operating Agreement has not been modified, amended or otherwise changed since the date thereof and all documents required to be filed in connection with the conduct of Assignee's business have been filed in the appropriate offices;

         (b) All statements, representations, and warranties contained in any writing previously delivered by Assignee to Lender in connection with the transfer of the Loan are true and correct in all material respects, and all obligations of Assignee and all conditions to the making of the transfer of the Loan have been performed and satisfied;

         (c) There have been no material adverse changes, financial or otherwise, in the condition of Assignee from that submitted to Lender by Assignee or in any supporting data submitted therewith, and all of the information contained therein is true and correct;

         (d) There is no claim, investigation, litigation or condemnation proceeding pending or

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                  threatened against Assignee except as heretofore disclosed in writing to Lender;

         (e) There is no judgment, decree, or order of any court or governmental or administrative agency or instrumentality which has been issued against Assignee and which has or may have any material effect on the Property or on the business of Assignee, except as have been heretofore disclosed to Lender in writing;

         (f) This Assumption and all other documents required to be executed by Assignee pursuant to the terms hereof have been duly authorized, executed and delivered and the Assumption and Loan Documents constitute valid and binding obligations of Assignee enforceable in accordance with their respective terms. No approval, consent, order or authorization of any governmental authority and no designation, registration, declaration or filing with any governmental entity is required in connection with the execution and delivery by Assignee of the Assumption or the assumption of the Loan Documents; and

         (g) The assumption of the Loan Documents will not violate or contravene any agreement, indenture, or instrument to which Assignee is a party or by which it or the Property may be bound, or be in conflict with, result in a breach of, or constitute a default under any such agreement, indenture, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the property or assets of Assignee except as contemplated by the provisions of the Loan Documents, and no action or approval with respect thereto by any third person is required.

10. NOTICES. Whenever any party desires to give or serve any notice, demand or request with respect to this Assumption, each such communication shall be in writing and shall be effective only when it is delivered by personal service or shall be effective three (3) days after deposit in the United States mail, mailed by certified mail, postage pre-paid, return receipt requested, to the parties addressed as follows:

         If to Assignor:            Weberstown Shopping Center
                                    c/o The Hapsmith Company
                                    9300 Wilshire Boulevard, Suite 200
                                    Beverly Hills, California  90212

         If to Assignee:            Weberstown Mall LLC
                                    c/o Glimcher Properties Limited Partnership
                                    20 West Third Street
                                    Columbus, Ohio  43215
                                    Attn:  George A. Schmidt, Esq.

         If to Lender:              Aid Association for Lutherans
                                    4321 North Ballard Road
                                    Appleton, Wisconsin  54919
                                    Attention:  Law Department

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11.      FURTHER ASSURANCES. Assignor shall execute, acknowledge, and deliver all such instruments, and take all such action as may be necessary to further assure to Assignee and Lender the rights assigned hereby and the full benefits hereof and to preserve and protect this Assumption and all of the rights, powers, and remedies of Assignee provided for herein.

12. ASSIGNEE'S REVIEW OF DOCUMENTS. Assignee acknowledges that it has reviewed and approved the Loan Documents.

13. FUTURE TRANSFERS OR ASSIGNMENTS. Assignor and Assignee acknowledge that Lender's consent to this Assumption does not constitute a consent by Lender to any future transfer, conveyance, or assignment of any right, title, or interest under the Loan Documents and such transfers, conveyances and assignments are subject to the provisions of the Loan Documents.

14. VALIDITY OF ASSIGNMENT. Assignor and Assignee acknowledges that this Assumption shall have no force, effect or validity unless Assignor and Assignee consummate the purchase and sale of the Property as contemplated under the Contribution Agreement.

15. SUCCESSOR AND ASSIGNS. This Assumption shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

16. GOVERNING LAW. This Assumption shall be governed by and construed in accordance with the laws of the same state as the Loan Documents.

17. ATTORNEYS' FEES. In the event of the bringing of any action or suit by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements, or provisions on the part of the other party arising out of this Assumption, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including attorneys' fees and court costs.

18. COUNTERPARTS. This Assumption may be executed in several counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

19. CAPTIONS, GENDER, AND NUMBER. Any section, paragraph, title or caption contained in this Assumption is for convenience only and shall not be deemed a part of this Assumption. As used in this Assumption, the masculine, feminine, or neuter gender, and the singular or plural number shall each be deemed to include the others whenever the context so indicates.

IN WITNESS WHEREOF, this Assumption is executed by the parties as of the date first above written.

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                           ASSIGNOR:

                           WEBERSTOWN SHOPPING CENTER,
                             A CALIFORNIA LIMITED PARTNERSHIP

                           By:      /s/ Frederick M. Nicholas
                                    -------------------------------------------
                                    Frederick M. Nicholas, General Partner

                           CENTER PROPERTIES,
                             A HAWAII GENERAL PARTNERSHIP

                           By:      Fremont Hub Shopping Center,
                                    a California partnership, General Partner

                                    By:  /s/ Frederick M. Nicholas
                                    -------------------------------------------
                                       Frederick M. Nicholas
                                       General Partner

                           By:      Fremont Hub Shopping Center B
                                    Second Unit, a California limited
                                    Partnership, General Partner

                                    By:  /s/ Frederick M. Nicholas
                                    -------------------------------------------
                                        Frederick M. Nicholas
                                        General Partner

                           By:      Fremont Associates,
                                    a California limited partnership
                                    General Partner

                                    By:      /s/ Frederick M. Nicholas
                                    -------------------------------------------
                                                 Frederick M. Nicholas
                                                  General Partner




(SIGNATURES CONTINUED ON NEXT PAGE)



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

(SIGNATURES CONTINUED FROM PREVIOUS PAGE)

                            By:      Hapsmith-Fremont,
                                     a California limited partnership,
                                     General Partner

                                     By:  /S/ FREDERICK M. NICHOLAS
                                          -------------------------------
                                          Frederick M. Nicholas
                                          General Partner

                            By:      The Berman Family Trust Partnership,
                                      a California limited partnership,
                                     General Partner

                                     By:  Hapsmith Development Corporation,
                                          a California corporation, General
                                          Partner

                                          By: /S/ FREDERICK M. NICHOLAS
                                              ---------------------------
                                              Frederick M. Nicholas
                                              Chairman

                            ASSIGNEE:

                            WEBERSTOWN MALL LLC,
                              A DELAWARE LIMITED LIABILITY COMPANY

                            By:      ____________________________________
                                     Name:
                                     Title:

                            LENDER:

                            AID ASSOCIATION FOR LUTHERANS, A
                            WISCONSIN CORPORATION

                            By:      /S/ WAYNE C. STRECK
                                     ------------------------------------
                                     Wayne C. Streck
                                     Vice President -
                                     Mortgages and Real Estate

                            By:      /S/ DAVID CRIST
                                     ------------------------------------
                                     David Crist
                                     Assistant Secretary

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STATE OF CALIFORNIA                 )
                                    ) ss.
COUNTY OF                           )

On July 29, 1998, before me, Lynn M. Collings, personally appeared Frederick M. Nicholas, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

         (SEAL)                                --------------------------------
                                                       Notary Public

My commission expires _____________.


My Commission Expires:  June 23, 2002.





STATE OF                            )
                                    ) ss.
COUNTY OF                           )

On ____________, 1998, before me, ___________________, personally appeared
________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

         (SEAL)                                     --------------------------
                                                              Notary Public

My commission expires _____________.


My Commission Expires:  ________________.







                                      -10-
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STATE OF WISCONSIN         )
                           ) ss.
COUNTY OF OUTAGAMIE        )

On July 30, 1998, before me, Ruth M. Mueller, personally appeared Wayne C. Streck and David Crist, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

         (SEAL)                              ----------------------------------
                                                         Notary Public

My commission expires July 22, 2001.





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                                    EXHIBIT A

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